UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB PRIVATE CREDIT INVESTORS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was made available to stockholders of AB Private Credit Investors Corporation on August 9, 2021.

From:	Bernstein Private Wealth Proxy <AllianceBernstein@proxypush.com>
Sent:	Monday, August 9, 2021 9:14 AM
To:	Fund Solutions Team
Subject:	VOTE NOW! AB Private Credit Investors Corporation - 2021 Annual Meeting of Stockholders (100773065609)

This message originated from an External Source.

AB Private Credit Investors Corporation will hold its 2021 Annual Meeting of Stockholders on September 10, 2021 at 11:45 AM Eastern Time at www.proxydocs.com/AB.

Vote online by clicking on the following link:

http://www.proxypush.com/AB

Your Voting Control Number is: 100773065609

Should you have questions about the proposals or the voting process, please contact your AB Advisor.

Please vote today!

Please do not reply to this email. This email is for informational purposes only.